UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				December 13, 2024

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

22901 Millcreek Blvd
Suite 600
Cleveland,	Ohio			44122
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, the Compensation and Human Capital Committee (“Compensation Committee”) of the Board of Directors of NACCO Industries, Inc. approved NACCO Natural Resources Corporation’s adoption of The NACCO Natural Resources Corporation Excess Retirement Plan effective January 1, 2025 (“Excess Plan”).

The Excess Plan succeeds and replaces The North American Coal Corporation Excess Retirement Plan (“Prior Plan”). The Excess Plan provides eligible employees similar excess retirement benefits to those that had been provided under the Prior Plan. In general, these benefits are the defined contribution retirement benefits that the employees would have received under the qualified defined contribution retirement plan sponsored by NACCO Natural Resources if such plan did not contain various Internal Revenue Code limitations on the benefits that are provided to highly compensated employees. For example, excess 401(k) benefits, excess matching benefits, and excess profit-sharing benefits. The main difference between the Prior Plan and the Excess Plan is to include short-term incentive payments in the definition of Compensation.

The foregoing description of the new version of the Excess Plan is qualified in its entirety by the full text of such the plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	The NACCO Natural Resources Excess Retirement Plan (Effective January 1, 2025.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2024		NACCO INDUSTRIES, INC.

		By:	/s/ Sarah E. Fry
Sarah E. Fry
Vice President, Associate General Counsel & Assistant Secretary